UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 25, 2018
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Burlington, NC, September 25, 2018 - LabCorp® (NYSE: LH) will release its third quarter 2018 financial results before the market opens on Wednesday, October 24, 2018, and then will host a conference call and webcast beginning at 9:00 a.m. EDT to discuss the results. The earnings release and accompanying financial information will be posted on the LabCorp Investor Relations website.
Interested parties can access the conference call in listen-only mode by dialing 844-634-1444 within the U.S. and Canada, or 1-615-247-0253 internationally, using the passcode 7398818. In addition, a real-time webcast of the conference call will be available on the LabCorp Investor Relations website.
An audio replay of the conference call will be available from 1:00 p.m. EDT on October 24, 2018, until 11:30 a.m. EDT on November 7, 2018, by dialing 855-859-2056 within the U.S. and Canada, or 1-404-537-3406 internationally, using the passcode 7398818. The webcast of the conference call will be archived and accessible through October 18, 2019, on the LabCorp Investor Relations website.

Exhibit Index	Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

September 25, 2018